UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2019

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On October 6, 2019, the board of directors of Pioneer Power Solutions, Inc. (the “Company”) established November 22, 2019 as the date for the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and set October 7, 2019 as the record date for the 2019 Annual Meeting. Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2018 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

The Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2019 Annual Meeting as October 17, 2019, which the Company believes is a reasonable time before it begins to print and distribute its proxy materials. To be considered timely, such stockholder proposals must be received by the Company’s Corporate Secretary at the address set forth below on or before the close of business on October 17, 2019 and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and any applicable requirements of the Company’s Bylaws.

A stockholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of the Company, in each case in connection with the 2019 Annual Meeting, must provide written notice of such proposal or nomination in accordance with any requirements set forth in the Company’s Bylaws. To be considered timely, any such notice must be received by the Company’s Secretary not later than October 17, 2019.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and all notices of other items of business or director nominations to be brought before the 2019 Annual Meeting must be directed to the Company’s Corporate Secretary, c/o Pioneer Power Solutions, Inc., 400 Kelby Street, 12th Floor, Fort Lee, New Jersey 07024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: October 10, 2019	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer

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